     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 5, 2004


                                                     REGISTRATION NO. 333-111474
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 5

                                       TO

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                          MEMORY PHARMACEUTICALS CORP.
             (Exact name of registrant as specified in its charter)
                             ---------------------
                              100 PHILIPS PARKWAY
                           MONTVALE, NEW JERSEY 07645
                                 (201) 802-7100
   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

              DELAWARE                               2834                              04-3363475
  (State or other jurisdiction of        (Primary Standard Industrial                (IRS Employer
   incorporation or organization)        Classification Code Number)             Identification Number)

                             ---------------------

                                 TONY SCULLION
                            CHIEF EXECUTIVE OFFICER
                              100 PHILIPS PARKWAY
                           MONTVALE, NEW JERSEY 07645
                                 (201) 802-7100
(Name, address, including zip code and telephone number, including area code of agent for service)

                             ---------------------

                                   COPIES TO:

             ELLEN B. CORENSWET, ESQUIRE                             DONALD J. MURRAY, ESQUIRE
                 COVINGTON & BURLING                                    DEWEY BALLANTINE LLP
             1330 AVENUE OF THE AMERICAS                            1301 AVENUE OF THE AMERICAS
                  NEW YORK, NY 10019                                     NEW YORK, NY 10019
              TELEPHONE: (212) 841-1000                              TELEPHONE: (212) 259-8000
              FACSIMILE: (212) 841-1010                              FACSIMILE: (212) 259-6333

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



This Amendment No. 5 is being filed solely for the purpose of filing Exhibit
3.8. No changes have been made to the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15 or 17 of Part II of the Registration Statement.

--------------------------------------------------------------------------------

Part II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Our estimated expenses (other than underwriting discounts) payable in connection with the sale of the common stock offered hereby are as follows:

                                                                AMOUNT
                                                              ----------
SEC registration fee........................................  $    6,978
NASD filing fee.............................................       8,000
Nasdaq National Market listing fee..........................     100,000
Printing and engraving expenses.............................     350,000
Legal fees and expenses.....................................     900,000
Accounting fees and expenses................................     400,000
Blue Sky qualification fees and expenses....................      15,000
Transfer agent and registrar fees and expenses..............      20,000
Miscellaneous fees and expenses.............................     200,022
                                                              ----------
  Total.....................................................   2,000,000
                                                              ==========

ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 102 of the General Corporation Law of the State of Delaware permits a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. The registrant's certificate of incorporation provides that no director of the registrant shall be personally liable to it or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability, except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty.

Section 145 of the General Corporation Law of the State of Delaware provides that a corporation has the power to indemnify a director, officer, employee, or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against expenses (including attorneys' fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by the person in connection with an action, suit or proceeding to which he is or is threatened to be made a party by reason of such position, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or other adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The registrant's certificate of incorporation provides for the indemnification of directors and officers to the fullest extent permissible under Delaware law.

--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------

The Underwriting Agreement provides that the underwriters are obligated, under certain circumstances, to indemnify directors, officers and controlling persons of the registrant against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Reference is made to the form of Underwriting Agreement filed as Exhibit 1.1 hereto.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES

Set forth below in chronological order is information regarding the number of shares of capital stock, options and warrants issued by us since January 1, 1998. Also included is the consideration if any received by us for the securities.

There was no public offering in any such transaction and we believe that each transaction was exempt from the registration requirements of the Securities Act of 1933 by reason of Regulation D and Section 4(2) of the 1933 Act, based on the private nature of the transactions and the financial sophistication of the purchasers, all of whom had access to complete information concerning us and acquired the securities for investment and not with a view to the distribution thereof. In addition, we believe that the transactions described below with respect to the issuance of option grants to our employees and exercise of such options were exempt from registration requirements of the 1933 Act by reason of Rule 701 promulgated thereunder.

 1. As of January 31, 2004, we had granted and issued options to purchase 3,831,859 shares of our common stock with a weighted average price of $1.59 to a number of our employees, directors and consultants pursuant to our 1998 stock option plan.

 2. As of January 31, 2004, we had issued an aggregate of 596,240 shares of our common stock to executive officers, directors and employees upon the exercise of stock options granted pursuant to our 1998 stock option plan with an aggregate exercise price of $595,102.

 3. In April 1998, we issued 1,000,000 shares of our Series A redeemable convertible preferred stock to accredited investors for an aggregate cash consideration of $1,000,000.

 4. In November 1998, in connection with an equipment loan, we issued to TBCC Funding Trust II a warrant to purchase 11,666 shares of our common stock with an exercise price of $5.25 per share. The warrant expired on November 24, 2003.

 5. In December 1998, we issued 6,000,000 shares of our Series B redeemable convertible preferred stock to accredited investors for an aggregate cash consideration of $10,500,000.

 6. In February 1999, we issued 142,857 shares of our Series B redeemable convertible preferred stock to Alexandria Real Estate for an aggregate cash consideration of $250,000.

 7. In March 2000, in connection with entering into our real estate lease, we issued to Alexandria Real Estate Equities, L.P. a warrant to purchase 4,166 shares of our common stock with an exercise price of $5.25 per share and a second warrant to purchase 4,166 shares of our common stock with an exercise price of $8.25 per share. Both warrants expire on March 8, 2010.

 8. In April 2000, we issued 10,000,000 shares of our Series C redeemable convertible preferred stock to accredited investors for an aggregate cash consideration of $25,000,000.

 9. In April 2001, in connection with an equipment loan, we issued to General Electric Capital Corporation a warrant to purchase 18,666 shares of our common stock with an exercise price of $7.50 per share. The warrant expires on the earlier of April 25, 2009 and the closing of this offering.

10. In March 2002, in connection with an equipment loan, we issued to Oxford Venture Finance, LLC a warrant to purchase 5,635 shares of our common stock with an exercise price of $6.45 per share. The warrant expires on the earlier of March 22, 2009 and the closing of this offering.

--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------

11. In March and April 2002, we issued 19,290,130 shares of our Series D redeemable convertible preferred stock to accredited investors for an aggregate cash consideration of $41,473,780.

12. In October 2002, in connection with equipment loans, we issued to Oxford Finance Corporation two warrants to purchase an aggregate of 7,148 shares of our common stock, each with an exercise price of $6.45 per share. Both warrants expire on the earlier of October 30, 2009 and the closing of this offering.

13. In January 2003, in connection with equipment loans, we issued to Oxford Finance Corporation two warrants to purchase an aggregate of 1,920 shares of our common stock, each with an exercise price of $6.45 per share. Both warrants expire on the earlier of January 29, 2010 and the closing of this offering.

14. In January 2003, we issued 8,333 shares of common stock to Tony Scullion and 6,666 shares to Axel Unterbeck for an aggregate non-cash consideration equal to $11,250.

15. In March 2003, in connection with an equipment loan, we issued to Oxford Finance Corporation a warrant to purchase 2,823 shares of our common stock with an exercise price of $6.45 per share. The warrant expires on the earlier of March 24, 2010 and the closing of this offering.

16. In June 2003, in connection with an equipment loan, we issued to Oxford Finance Corporation a warrant to purchase 721 shares of our common stock with an exercise price of $6.45 per share. The warrant expires on the earlier of June 20, 2010 and the closing of this offering.

17. In September 2003, we issued 2,777,778 shares of our Series Roche redeemable convertible preferred stock to Hoffmann-La Roche Inc. for an aggregate cash consideration of $10,000,000.

18. In September 2003, in connection with entering into our collaboration and the sale of our Series Roche preferred stock, we issued to Hoffmann-La Roche Inc. a warrant to purchase 115,740 shares of our common stock with an exercise price of $12.96 per share. The warrant expires on September 11, 2008.

19. In December 2003, in connection with an equipment loan, we issued to Oxford Finance Corporation, a warrant to purchase 1,304 shares of our common stock with an exercise price of $6.45 per share. The warrant expires on the earlier of December 16, 2010 or the closing of this offering.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


EXHIBIT
NUMBER                            DESCRIPTION
----------------------------------------------------------------------
 1.1**    Form of Underwriting Agreement.
 3.1**    Second Amended and Restated Certificate of Incorporation of
          the Registrant
 3.2**    Form of Amended and Restated Certificate of Incorporation of
          the Registrant to be effective upon closing of the offering
 3.3**    Bylaws of the Registrant
 3.4**    Form of Amended and Restated Bylaws of the Registration to
          be effective upon closing of the offering
 3.5**    Certificate of Amendment to Second Amended and Restated
          Certificate of Incorporation of the Registrant
 3.6**    Certificate of Amendment to Second Amended and Restated
          Certificate of Incorporation of the Registrant
 3.7**    Form of Certificate of Amendment to Second Amended and
          Restated Certificate of Incorporation of the Registrant


--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------


EXHIBIT
NUMBER                            DESCRIPTION
----------------------------------------------------------------------
 3.8      Form of Certificate of Amendment to Second Amended and
          Restated Certificate of Incorporation of the Registrant
 4.1**    Specimen Certificate evidencing shares of common stock
 4.2**    Warrant to purchase 12,500 shares of common stock, $0.001
          par value per share, dated March 8, 2000, issued by the
          Registrant to Alexandria Real Estate Equities, L.P.
 4.3**    Warrant to purchase 12,500 shares of common stock, $0.001
          par value per share, dated March 8, 2000, issued by the
          Registrant to Alexandria Real Estate Equities, L.P.
 4.4**    Warrant to purchase 347,222 shares of common stock, $0.001 par value per share, dated September 11, 2003, issued by the
          Registrant to Hoffmann-La Roche Inc.
 4.5**    Fourth Amended and Restated Investor Rights Agreement dated as of September 11, 2003, among the Registrant and the
          parties listed therein.
 4.6**    Registration Rights Agreement dated July 22, 1998 between
          the Registrant and the Trustees of Columbia University in
          the City of New York.
 4.7**    Amendment to the Investor Rights Agreement dated as of March
          15, 2004
 4.8**    Form of Amendment to the Investor Rights Agreement dated as of April 1, 2004
 5.1**    Opinion of Covington & Burling
10.1**    1998 Employee, Director and Consultant Stock Option Plan
10.2**    2004 Stock Incentive Plan
10.3**    2004 Employee Stock Purchase Plan
10.4**    Lease Agreement dated as of June 4, 1999, between ARE-100
          Philips Parkway, LLC and the Registrant
10.5**    First Amendment to Lease dated as of February 4, 2000,
          between ARE-100 Philips Parkway, LLC and the Registrant
10.6**    Second Amendment to Lease dated as of November 15, 2000,
          between ARE-100 Philips Parkway, LLC and the Registrant
10.7**    Third Amendment to Lease dated as of September 15, 2001,
          between ARE-100 Philips Parkway, LLC and the Registrant
10.8+     License Agreement dated as of June 13, 2001, between Bayer
          AG and the Registrant
10.9+     Collaboration and License Agreement dated as of July 29,
          2002, among F. Hoffmann-La Roche Ltd, Hoffmann-La Roche Inc.
          and the Registrant
10.10+    Strategic Alliance Agreement dated as of August 19, 2003,
          among F.Hoffmann-La Roche Ltd, Hoffmann-La Roche Inc. and
          the Registrant
10.11**   Letter Agreement dated as of October 22, 2003, amending the
          Collaboration and License Agreement dated July 29, 2002,
          among F. Hoffmann-La Roche Ltd, Hoffmann-La Roche Inc. and the Registrant
10.12**   Employment Agreement dated as of January 5, 1998, between
          Axel Unterbeck and the Registrant
10.13**   Letter Agreement dated as of November 12, 1999, between Axel
          Unterbeck and the Registrant
10.14**   Letter Agreement dated as of March 4, 2002, between Axel
          Unterbeck and the Registrant
10.15**   Letter Agreement dated as of August 20, 2002, between Axel
          Unterbeck and the Registrant
10.16**   Employment Letter Agreement dated as of July 6, 2001,
          between Anthony Scullion and the Registrant


--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------


EXHIBIT
NUMBER                            DESCRIPTION
----------------------------------------------------------------------
10.17**   Amendment to Employment Agreement dated as of August 6,
          2001, between Anthony Scullion and the Registrant
10.18**   Letter Agreement dated as of March 4, 2002, between Anthony
          Scullion and the Registrant
10.19**   Employment Letter Agreement dated as of February 22, 2002, between James E. Barrett and the Registrant
10.20**   Employment Letter Agreement dated as of December 14, 2001, between Gardiner F.H. Smith and the Registrant
10.21**   Consulting Agreement dated as of April 1, 1998, between Dr.
          Eric Kandel and the Registrant
10.22**   Amendment to Consulting Agreement dated as of June 20, 2000, between Dr. Eric Kandel and the Registrant
10.23**   Agreement dated as of December 18, 2003, among Dr. Eric
          Kandel, the Registrant and the other parties listed therein
10.24**   Letter Agreement dated as of February 27, 2004, between Axel
          Unterbeck and the registrant
10.25**   Employment Letter Agreement dated as of December 16, 2003, between Dennis Keane and the Registrant
23.1**    Consent of KPMG LLP
23.2**    Consent of Covington & Burling (included in Exhibit 5.1)
24.1**    Powers of Attorney (included on signature page)


------------
** Previously filed

+ Confidential treatment request as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.

ITEM 17.  UNDERTAKINGS

The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 14 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offerings of such securities at that time shall be deemed to be the initial bona fide offering thereof.

--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------

Signatures


Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montvale, New Jersey, on this 3(rd) day of April, 2004.


                                          MEMORY PHARMACEUTICALS CORP.

                                          By:        /s/ TONY SCULLION
                                            ------------------------------------
                                                       Tony Scullion
                                                  Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                    SIGNATURE                                     TITLE                     DATE
-----------------------------------------------------------------------------------------------------
                /s/ TONY SCULLION                   Chief Executive Officer and         April 3, 2004
--------------------------------------------------  Director (Principal Executive
                  Tony Scullion                     Officer)

                 /s/ DENNIS KEANE                   Chief Financial Officer             April 3, 2004
--------------------------------------------------  (Principal Financial Officer)
                   Dennis Keane

             /s/ JOSEPH M. DONABAUER                Controller (Principal Accounting    April 3, 2004
--------------------------------------------------  Officer)
               Joseph M. Donabauer

                        *                           Chairman of the Board and           April 3, 2004
--------------------------------------------------  Director
               Jonathan J. Fleming

                        *                           Director                            April 3, 2004
--------------------------------------------------
                 Anthony B. Evnin

                        *                           Director                            April 3, 2004
--------------------------------------------------
                  Walter Gilbert

                        *                           Director                            April 3, 2004
--------------------------------------------------
                   Alix Marduel

                        *                           Director                            April 3, 2004
--------------------------------------------------
                Michael E. Meyers

                        *                           Director                            April 3, 2004
--------------------------------------------------
                 Michael Sheffery

                        *                           Director                            April 3, 2004
--------------------------------------------------
                Axel J. Unterbeck

 *By:               /s/ TONY SCULLION
        ------------------------------------------
                      Tony Scullion
                     Attorney-in-fact


--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------

EXHIBIT INDEX

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


EXHIBIT
NUMBER    DESCRIPTION
----------------------------------------------------------------------
 1.1**    Form of Underwriting Agreement.
 3.1**    Second Amended and Restated Certificate of Incorporation of
          the Registrant
 3.2**    Form of Amended and Restated Certificate of Incorporation of
          the Registrant to be effective upon closing of the offering
 3.3**    Bylaws of the Registrant
 3.4**    Form of Amended and Restated Bylaws of the Registration to
          be effective upon closing of the offering
 3.5**    Certificate of Amendment to Second Amended and Restated
          Certificate of Incorporation of the Registrant
 3.6**    Certificate of Amendment to Second Amended and Restated
          Certificate of Incorporation of the Registrant
 3.7**    Form of Certificate of Amendment to Second Amended and
          Restated Certificate of Incorporation of the Registrant
 3.8      Form of Certificate of Amendment to Second Amended and
          Restated Certificate of Incorporation of the Registrant
 4.1**    Specimen Certificate evidencing shares of common stock
 4.2**    Warrant to purchase 12,500 shares of common stock, $0.001
          par value per share, dated March 8, 2000, issued by the
          Registrant to Alexandria Real Estate Equities, L.P.
 4.3**    Warrant to purchase 12,500 shares of common stock, $0.001
          par value per share, dated March 8, 2000, issued by the
          Registrant to Alexandria Real Estate Equities, L.P.
 4.4**    Warrant to purchase 347,222 shares of common stock, $0.001 par value per share, dated September 11, 2003, issued by the
          Registrant to Hoffmann-La Roche Inc.
 4.5**    Fourth Amended and Restated Investor Rights Agreement dated as of September 11, 2003, among the Registrant and the
          parties listed therein.
 4.6**    Registration Rights Agreement dated July 22, 1998 between
          the Registrant and the Trustees of Columbia University in
          the City of New York.
 4.7**    Form of Amendment to the Investor Rights Agreement dated as of March 15, 2004
 4.8**    Form of Amendment to the Investor Rights Agreement dated as of April 1, 2004
 5.1**    Opinion of Covington & Burling
10.1**    1998 Employee, Director and Consultant Stock Option Plan
10.2**    2004 Stock Incentive Plan
10.3**    2004 Employee Stock Purchase Plan
10.4**    Lease Agreement dated as of June 4, 1999, between ARE-100
          Philips Parkway, LLC and the Registrant
10.5**    First Amendment to Lease dated as of February 4, 2000,
          between ARE-100 Philips Parkway, LLC and the Registrant
10.6**    Second Amendment to Lease dated as of November 15, 2000,
          between ARE-100 Philips Parkway, LLC and the Registrant
10.7**    Third Amendment to Lease dated as of September 15, 2001,
          between ARE-100 Philips Parkway, LLC and the Registrant
10.8+     License Agreement dated as of June 13, 2001, between Bayer
          AG and the Registrant
10.9+     Collaboration and License Agreement dated as of July 29,
          2002, among F. Hoffmann-La Roche Ltd, Hoffmann-La Roche Inc.
          and the Registrant
10.10+    Strategic Alliance Agreement dated as of August 19, 2003,
          among F. Hoffmann-La Roche Ltd, Hoffmann-La Roche Inc. and the Registrant


--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------


EXHIBIT
NUMBER    DESCRIPTION
----------------------------------------------------------------------
10.11**   Letter Agreement dated as of October 22, 2003, amending the
          Collaboration and License Agreement dated July 29, 2002,
          among F. Hoffmann-La Roche Ltd, Hoffmann-La Roche Inc. and the Registrant
10.12**   Employment Agreement dated as of January 5, 1998, between
          Axel Unterbeck and the Registrant
10.13**   Letter Agreement dated as of November 12, 1999, between Axel
          Unterbeck and the Registrant
10.14**   Letter Agreement dated as of March 4, 2002, between Axel
          Unterbeck and the Registrant
10.15**   Letter Agreement dated as of August 20, 2002, between Axel
          Unterbeck and the Registrant
10.16**   Employment Letter Agreement dated as of July 6, 2001,
          between Anthony Scullion and the Registrant
10.17**   Amendment to Employment Agreement dated as of August 6,
          2001, between Anthony Scullion and the Registrant
10.18**   Letter Agreement dated as of March 4, 2002, between Anthony
          Scullion and the Registrant
10.19**   Employment Letter Agreement dated as of February 22, 2002, between James E. Barrett and the Registrant
10.20**   Employment Letter Agreement dated as of December 14, 2001, between Gardiner F.H. Smith and the Registrant
10.21**   Consulting Agreement dated as of April 1, 1998, between Dr.
          Eric Kandel and the Registrant
10.22**   Amendment to Consulting Agreement dated as of June 20, 2000, between Dr. Eric Kandel and the Registrant
10.23**   Agreement dated as of December 18, 2003, among Dr. Eric
          Kandel, the Registrant and the other parties listed therein
10.24**   Letter Agreement dated as of February 27, 2004, between Axel
          Unterbeck and the Registrant
10.25**   Employment Letter Agreement dated as of December 16, 2003, between Dennis Keane and the Registrant
23.1**    Consent of KPMG LLP
23.2**    Consent of Covington & Burling (included in Exhibit 5.1)
24.1**    Powers of Attorney (included on signature page)


------------
** Previously filed

+ Confidential treatment request as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
II- 8